UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 24, 2020

BOXLIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	8211	46-4116523
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

BOXLIGHT CORPORATION

1045 Progress Circle

Lawrenceville, Georgia 30043

(Address Of Principal Executive Offices) (Zip Code)

678-367-0809

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 per share	BOXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry Into Material Definitive Agreements.

Acquisition of Sahara Holdings Limited

On September 24, 2020, the Company entered into a share purchase agreement (the “Sahara SPA”) with the stockholders (the “Sellers”) of Sahara Holdings Limited, a private limited company operating under the laws of the UK (“Sahara”), pursuant to which the Company purchased 100% of the outstanding shares of Sahara, thereby acquiring Sahara, its operating company, Sahara Presentations Limited PLC, a UK private limited company and its subsidiaries (together with “Sahara,” the “Sahara Entities”). Sahara Presentations is a cutting-edge audio visual technology company operating out of Dartford, England, with operations in the U.K., the Netherlands, Germany, Sweden, Finland and the U.S.

As consideration for the purchase of the Sahara Entities, the Company paid to the Sellers (i) £52,000,000 in cash; (ii) 1,548,000 shares of Series B convertible preferred stock (the “Series B Preferred Stock”); and (iii) 1,290,000 shares of Series C non-voting convertible and redeemable preferred shares (the “Series C Preferred Stock”). The Series B Preferred Stock has a stated and liquidation value of $10.00 per share and pays a dividend out of the earnings and profits of the Company at the rate of 8% per annum, payable quarterly. The Series B Preferred Stock is convertible into the Company’s Class A common stock at a conversion price set at the closing price of BOXL’s Class A common stock on the Nasdaq stock market on September 25, 2020 (the “Conversion Price”) either (i) at the option of the holder at any time after January 1, 2024 or (ii) automatically upon the Company’s Class A common stock trading at 200% of the Conversion Price. The Series C Preferred Stock has a stated and liquidation value of $10.00 per share and is convertible into the Company’s Class A common stock at the Conversion Price either (i) at the option of the holder at any time after January 1, 2026 or (ii) automatically upon the Company’s Class A common stock trading at 200% of the Conversion Price. In addition, the Company has agreed to issue up to 3,000,000 restricted stock units (“RSUs”) to certain Sahara employees, which RSUs will vest in equal monthly instalments over a period of 48-months.

To the extent not previously converted into Conversion Shares, the outstanding shares of Series B Preferred Stock shall be redeemable at the option of the Holders at any time or from time to time commencing on January 1, 2024, upon thirty (30) days prior written notice to the Holders, for a redemption price, payable in cash, equal to sum of (a) Ten ($10.00) multiplied by the number of shares of Series B Preferred Stock being redeemed (the “Redeemed Shares”), plus (b) all accrued and unpaid dividends, if any, on such Redeemed Shares. The Series C Preferred Stock is also subject to redemption on the same terms commencing January 1, 2026.

The foregoing descriptions of the terms and conditions of the Sahara SPA, the Series B Preferred Stock and the Series C Preferred Stock do not purport to be complete and are qualified in its entirety by reference to the Sahara SPA, the Series B Preferred Stock certificate of designation and the Series C Preferred Stock certificate of designation, which are attached hereto as Exhibit 10.1, Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, and terms such as “anticipate,” “expect,” “intend,” “may,” “will,” “should” or other comparable terms, involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. Those statements include statements regarding the intent, belief or current expectations of the Company and members of its management, as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, including general acquisition-related risks, such as integrating acquired assets into the Company’s operations, unforeseen operating difficulties and expenditures, and diversion of management attention, and others described in the Company’s periodic reports filed with the Securities and Exchange Commission. There can be no assurance that the Sahara Acquisition will prove to be beneficial to the Company. Actual results may differ materially from those contemplated by such forward-looking statements. Except as required by federal securities law, the Company undertakes no obligation to update or revise forward-looking statements to reflect changed conditions.

Lind Global Asset Management Funding

As disclosed on the Company’s Current Report on Form 8-K, dated September 22, 2020, as amended on Form 8-K/A on September 24, 2020, the Company entered into a Share Purchase Agreement with Lind Global Asset Management, LLC, a Delaware limited liability company (“Lind”), for the purchase of a $22,000,000 secured convertible note (the “Note”) for consideration of $20,000,0000 (“Funding”). The Company received Funding from Lind on September 22, 2020 at which time the Company issued the Note to Lind.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Current Report on Form 8-K concerning the Sahara SPA is hereby incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sale of Equity Securities

The disclosures set forth in Item 1.01 above are incorporated herein by reference. The aforementioned Series B Preferred Stock and Series C Preferred Stock were issued to the Sellers pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The shares of Series B Preferred Stock and Series C Preferred Stock and the shares of Common Stock issuable upon conversion of such series of Preferred Stock were acquired solely for investment purposes and with no immediate intention to distribute.

Item 8.01 Other Events.

On September 25, 2020, the Company issued a press release announcing the completion of the Sahara acquisition, a copy of which is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d)

Exhibit No.	Exhibit Description
4.1	Form of Certificate of Designation for Series B Convertible Preferred Stock
4.2	Form of Certificate of Designation for Series C Convertible Preferred Stock
10.1	Securities Purchase Agreement, dated September 24, 2020, between Boxlight Corporation and the Sellers of Sahara Holdings Limited.
10.2	Form of Lock-Up Agreement
99.1	Press Release dated September 25, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2020

BOXLIGHT CORPORATION

By:	/s/ Takesha Brown
Name:	Takesha Brown
Title:	Chief Financial Officer